UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026
RideNow Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

2677 E Willis Road, Chandler, Arizona		85286
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (480) 755-5200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RDNW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2026, RideNow Group, Inc. (the “Company”) held its virtual annual meeting of stockholders online via a live audio webcast (the “Meeting”). At the Meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors of the Company (the “Board”) to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; and (3) ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 24, 2026.

Each holder of Class A common stock was entitled to ten votes per share on each of the director nominees and on each other matter presented at the Meeting. Each holder of Class B common stock was entitled to one vote per share on each of the director nominees and on each other matter presented at the Meeting.

The voting results are as follows:

Proposal 1 - Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Mark Cohen	28,065,908	158,226	5,348,140
William Coulter	28,081,507	142,627	5,348,140
Miran Maric	28,162,334	61,800	5,348,140
Rebecca Polak	27,774,653	449,481	5,348,140
Michael Quartieri	28,153,390	70,744	5,348,140
Rachel Richards	28,175,507	48,627	5,348,140
John Rickel	28,087,937	136,197	5,348,140
Dominick San Angelo	28,162,296	61,838	5,348,140
Mark Tkach	28,061,969	162,165	5,348,140

Proposal 2 - Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
28,142,713	74,614	6,807	5,348,140
Proposal 3 - Ratification of the Appointment of BDO USA, P.C. as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

For	Against	Abstain
33,420,167	67,385	84,722
No other matters were submitted to a vote of the Company’s stockholders at the Meeting.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RideNow Group, Inc.

Date: June 5, 2026	By:	/s/ Joshua J. Barsetti
Joshua J. Barsetti
Executive Vice President and Chief Financial Officer